Exhibit 10.15(c)
                                                                ----------------
And When Recorded Return to:

David W. Clark, Esq.
c/o FPL Energy, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

                                Second Amendment

                                       To

                           Agreement Among Co-Tenants
                                  (230kv line)

        This Second Amendment to Agreement Among Co-Tenants ("Second Amendment") is entered into as of this 19th day of August, 2003 among ZWHC LLC, a Delaware limited liability company, as successor in interest to Zond Windsystems Holding Company, a California corporation and assignee of Zond Systems Inc., a California corporation ("ZWHC LLC"), Victory Garden Phase IV Partnership, a California general partnership ("VG Partnership"), Helzel and Schwarzhoff, L.P., a California limited partnership ("H&S"), Sky River Partnership, a California general partnership ("SR Partnership"), Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("85-A"), and Zond Windsystem Partners, Ltd. Series 85-B, a California limited partnership ("85-B"), ZWHC LLC, VG Partnership, H&S, SR Partnership, 85-A and 85-B are referred to herein individually as a "Co-Tenant" and collectively as the "Co-Tenants."

                                    RECITALS

        A. The Co-Tenants entered into an Agreement Among Co-Tenants dated as of December 13, 1990 and recorded in Book 6033, Page 1900 of the Official Records of Kern County, California, as heretofore amended by First Amendment to Agreement Among Co-Tenants dated as of June 30, 1992 and recorded in Book 6724, Page 1934 of the Official Records of Kern County, California, as so amended and as may be further amended (the "Co-Tenancy Agreement") to govern the joint management, ownership, and use, rights and duties of the Power Transfer System by the Co-Tenants.

        B. Each Co-Tenant is a "Partner Affiliate" as such term is defined in the Second Amended and Restated Sagebrush General Co-Ownership Partnership Agreement dated as of September 1, 1989 by and among Alpha Mariah, LLC, Alpha Mariah (Prime), Inc., Beta Mariah, LLC, Beta Mariah (Prime), Inc., Gamma Mariah, LLC, Alpha Willow,

Inc., Beta Joshua, Inc., Alpha Joshua, Inc., Alpha Joshua (Prime), Inc., Beta Willow, Inc., Beta Willow (Prime), Inc., Sagebrush Partner Eleven, LLC, Sagebrush Partner Twelve, LLC, Sagebrush Partner Thirteen, LLC, Sagebrush Partner Fourteen, LLC, Sagebrush Partner Fifteen, Inc., Sagebrush Partner Sixteen, Inc., Sagebrush Partner Seventeen, Inc., Sagebrush Partner Eighteen, Inc., Sagebrush Partner Nineteen, Inc., Sagebrush Partner Twenty, LLC, and Sagebrush Partner Twenty-one, LLC, (each a "Sagebrush Partner" and collectively, the "Sagebrush Partners") as heretofore amended by First Amendment to Second Amended and Restated Sagebrush General Co-Ownership Partnership Agreement dated as of December 1, 1990 (as so amended and as may be amended from time to time the "Sagebrush Partnership Agreement").

        C. Simultaneously herewith, the Sagebrush Partners are entering into the Omnibus Amendment to Sagebrush Partnership Documents (the "Omnibus Amendment") and certain other agreements relating thereto, in order to reflect their agreement regarding the regulatory status of the Turbines and related facilities, including those Turbines and related facilities owned by the Co-Tenants and the regulatory status of the Sagebrush Transmission Line.

        D. The Co-Tenants desire to amend the Co-Tenancy Agreement to reflect the agreement of the Sagebrush Partners regarding the regulatory status of the Turbines and related facilities, including those Turbines and related facilities owned by the Co-Tenants and the ownership interests of the Co-Tenants in the Power Transfer System.

        NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Co-Tenants hereby agree as follows:

        1.  Definitions:

                1.1     Except as otherwise defined in this Second
        Amendment, defined terms used herein shall have the meanings set forth in the Co-Tenancy Agreement after giving effect to the amendments provided for hereby.

                1.2 In addition, when used in this Second Amendment, the term "Second Amendment Effective Date" shall mean the date upon which the Federal Energy Regulatory Commission ("FERC") shall have issued an order approving the Declaratory Order in Docket No. EL03-121-000, in form and substance reasonably satisfactory to each of the Co-Tenants, and any request for rehearing of such order has been denied or the time for requesting rehearing of the order has expired and no request for rehearing has been filed and no stay of the order has been granted by FERC or a court of competent jurisdiction and no motion or other request for stay of the order is then pending before FERC or a court of competent jurisdiction.

        2.  Amendments. Effective as of the Second Amendment Effective Date:

                2.1 Section 3.2.2(i) of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

                "(i)    the Excess Capacity Buyer must be a 'qualifying
        facility' under PURPA (as defined in Section 7 hereof) or an 'exempt wholesale generator' under Section 32 of PUHCA (as defined in Section 7 hereof);"

                2.2 Section 3.2.2(v) of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

                "(v)    the Excess Capacity Buyer shall deliver to SR
        Partnership an opinion of counsel reasonably satisfactory to SR Partnership to the effect that the acquisition of an interest in the Power Transfer System by the Excess Capacity Buyer will not cause an Adverse Regulatory Event (as defined in Section 7 hereof)."

                2.3 Section 7 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

                "7.  Adverse Regulatory Event.

                Notwithstanding any other provision of this Agreement to the contrary, an 'Adverse Regulatory Event' shall occur if: (a) any Co-Tenant's Turbines and other facilities shall cease to be a 'qualifying facility' under the Public Utility Regulatory Policies Act of 1978, as amended, and the regulations thereunder ('PURPA'), and such Co-Tenant shall not be, or shall cease to be, an 'exempt wholesale generator' under Section 32 of the Public Utility Holding Company Act of 1935, as amended, and the regulations thereunder ('PUHCA'), or (b) any Co-Tenant directly or indirectly causes any condition that would result in: (i) any other Co-Tenant's Turbines and related facilities losing their status as a 'qualifying facility' under PURPA unless such Co-Tenant is then an 'exempt wholesale generator'; (ii) any other Co-Tenant losing its status as an 'exempt wholesale generator' under PUHCA; or (iii) the Power Transfer System or any portion thereof becoming subject to regulation as an 'electric utility' or 'electric utility holding company' (as such terms are defined in PUHCA) or as a 'public utility' as defined in the Federal Power Act, as amended, other than as an 'exempt wholesale generator'. If an Adverse Regulatory Event occurs, the right of the Co-Tenant's owning the Turbines or other facility that causes such Adverse Regulatory Event (the "Impacted Facility") to use the Power Transfer System to deliver electricity generated by the Impacted Facility shall be suspended immediately, no such electricity shall be delivered thereafter from the Impacted Facility through the Power Transfer System, and the Co-Tenants owning the other Turbines and other facilities shall be authorized to take such action (including, without limitation, disconnecting the Impacted Facility from the Power Transfer System) as is necessary to prevent the use of the Power Transfer System to deliver energy generated by the Impacted Facility. Such suspension shall remain in effect until such time, if any, as the use of the Power Transfer System to deliver electricity generated by the Impacted Facility would no longer have an Adverse Regulatory Event. At that point the right of the Co-Tenant owning the Impacted Facility to use the Power Transfer System to deliver electricity generated by the Impacted Facility shall be reinstated on the terms and conditions set forth in this Agreement."

                2.4 Each reference in the Co-Tenancy Agreement and in any other agreement to which the Co-Tenants are parties relating to the Power Transfer System to the term "QF Result" shall be deemed to be a reference to the term "Adverse Regulatory Event".

                2.5 Section 11.1.1(ii) of the Co-Tenancy Agreement is hereby amended by deleting the words "and a copy of which is attached hereto as Exhibit F" after the words "(as defined in the Partnership Agreement)".

                2.6 Section 12.5 of the Co-Tenancy Agreement is hereby amended and restated to read in its entirety as follows:

                        "12.5 Notices. All notices or other communications
                required or permitted hereunder shall, unless otherwise provided herein, be in writing, and shall be personally delivered, delivered by reputable overnight courier, delivered by facsimile with confirmation received, or sent by registered or certified mail, return receipt requested, and deposited in the United States mail, postage prepaid, addressed to the parties at the addresses set forth below:

                ZWHC LLC:       ZWHC LLC
                                c/o Enron Wind LLC
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: Eric Gadd, President
                                Telephone: (713) 345-4713
                                Facsimile: (713) 646-3225

                VG Partnership:         Victory Gardens Phase IV Partnership
                                        c/o FPL Energy LLC
                                        700 Universe Boulevard
                                        Juno Beach, Florida  33408
                                        Attention: Mark Palanchian, Director
                                        Telephone: (561) 304-6015
                                        Facsimile: (561) 625-7552

                SR Partnership:         Sky River Partnership
                                        c/o FPL Energy LLC
                                        700 Universe Boulevard

                                        Juno Beach, Florida 33408
                                        Attention: Mark Palanchian, Director
                                        Telephone: (561) 304-6015
                                        Facsimile: (561) 625-7552

                H&S:            Helzel & Schwarzhoff, L.P.
                                5550 Redwood Road
                                Oakland, California 94619
                                Attention: Leo Helzel
                                Telephone: (510) 482-2900
                                Facsimile:

                85-A: Zond Windsystem Partners, Ltd. Series 85-A c/o Enron Wind LLC
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: Eric Gadd, President
                                Telephone: (713) 345-4713
                                Facsimile: (713) 646-3225

                85-B: Zond Windsystem Partners, Ltd. Series 85-B c/o Enron Wind LLC
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: Eric Gadd, President
                                Telephone: (713) 345-4713
                                Facsimile: (713) 646-3225

        All notices shall be deemed given on the day that such writing is received by the intended recipient thereof. Notice of change of address shall be given by the written notice in the manner detailed in this Section 12.5. Any notices given to any party shall also be given to that party's Mortgagee, provided that such Mortgagee notifies the other parties in writing of its desire to receive notices hereunder and of its address."

        3. Representations. Each Co-Tenant hereby represents to each other Co-Tenant as follows:

                (a) Such Co-Tenant is a corporation, general partnership, limited liability company or limited partnership, as the case may be, duly organized and validly existing under the laws of its state of organization and has the power and authority to own its property and to carry on its business as now being conducted and as currently proposed to be conducted and to execute, deliver and perform this Second Amendment.

                (b) Such Co-Tenant has taken all action necessary to authorize it to execute, deliver and perform this Second Amendment, and assuming the due authorization by the other parties hereto, this Second Amendment, when executed and delivered by all Co-Tenants, will constitute the valid and binding obligations of such Co-Tenant enforceable against such Co-Tenant in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

                (c) No consent, approval, waiver, authorization or any other action by or with any person, lender or other entity or governmental body is required to be obtained by such Co-Tenant in connection with the execution, delivery or performance of this Second Amendment by such Co-Tenant, other than those that have been obtained and are in full force and effect and until the Second Amendment Effective Date, the FERC Declaratory Order referred to in Section 1.2 hereof.

        4. Miscellaneous

                4.1 Reference to and Effect on Co-Tenancy Agreement. (a) Upon the effectiveness of this Second Amendment, each reference in the Co-Tenancy Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import, and each reference in any other agreement to the Co-Tenancy Agreement shall mean a reference to the Co-Tenancy Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                (b) Except as expressly provided herein, the Co-Tenancy Agreement shall remain unchanged and in full force and effect.

                4.2 Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Co-Tenants and delivered to each of them.

                4.3 Governing Law. This Second Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California without giving effect to choice of law rules.

                    [The next pages are the signature pages]

        IN WITNESS WHEREOF, the Co-Tenants have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.


                                    ZWHC LLC,
                                    a Delaware limited liability company


                                    By: /s/ Eric D. Gadd
                                        -------------------------------------
                                    Name:   Eric D. Gadd
                                    Title:  President and CEO

                                    VICTORY GARDEN PHASE IV PARTNERSHIP,
                                    a California general partnership

                                    By: Victory Garden LLC, a general partner

                                           By: /s/ Eric D. Gadd
                                               ------------------------------
                                           Name:   Eric D. Gadd
                                           Title:  President and CEO

                                    By: ESI VG Limited Partnership,
                                        a general partner
                                    By: ESI Victory Inc., its general partner

                                    By: /s/ Edward F. Tancer
                                        ------------------------------
                                        Name:   Edward F. Tancer
                                        Title:  Secretary

                                    HELZEL AND SCHWARZHOFF, L.P.
                                    a California limited partnership


                                        By: /s/ Leo B. Helzel
                                            -----------------------------------
                                            Name:   Leo B. Helzel
                                            Title:  General Parther

                                    SKY RIVER PARTNERSHIP,
                                    A California general partnership

                                    By: Sky River LLC, a general partner

                                        By: /s/ Eric D. Gadd
                                            ---------------------------------
                                        Name:   Eric D. Gadd
                                        Title:  President and CEO

                                    By: ESI Sky River Limited Partnership,
                                        A general partner

                                           By: ESI Sky River, Inc.,
                                               its general partner
                                                 By: /s/ Edward F. Tancer
                                                     ------------------------
                                                 Name:   Edward F. Tancer
                                                 Title:  Secretary

                                    ZOND WINDSYSTEM PARTNERS, LTD.
                                    SERIES 85-A, a California limited
                                    partnership

                                    By: Zond Windsystems Management III LLC

                                           By: /s/ Eric D. Gadd
                                               ------------------------------
                                           Name:   Eric D. Gadd
                                           Title:  President and CEO

                                    ZOND WINDSYSTEM PARTNERS, LTD.
                                    SERIES 85-B, a California limited
                                    partnership

                                    By: Zond Windsystems Management IV LLC

                                           By: /s/ Eric D. Gadd
                                               ------------------------------
                                           Name:   Eric D. Gadd
                                           Title:  President and CEO

ACKNOWLEDGMENT OF ZWHC LLC


STATE OF Texas        )
                      )             ss.
COUNTY OF Harris      )


        On July 2, 2003, before me, L. Pinder Metz, a Notary Public in and for said County and State, personally appeared Eric D. Gadd, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                            [SEAL]           /s/ L. Pinder Metz
                                          -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF Victory Garden LLC


STATE OF Texas       )
                     )              ss.
COUNTY OF Harris     )


        On July 2, 2003, before me, L. Pinder Metz, a Notary Public in and for said County and State, personally appeared Eric D. Gadd, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ L. Pinder Metz
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF ESI VG Limited Partnership


STATE OF FLORIDA           )
                           ss.
COUNTY OF PALM BEACH       )

        On June 13, 2003, before me, Dorothy A. Graston, a Notary Public in and for said County and State, personally appeared Edward F. Tancer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                            [SEAL]           /s/ Dorothy A. Graston
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF Helzel and Schwarzhoff, L.P.


STATE OF CALIFORNIA        )
                           )       ss.
COUNTY OF ALAMEDA          )

        On June 16, 2003, before me, Kathleen Wall, a Notary Public in and for said County and State, personally appeared Leo B. Helzel, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ Kathleen Wall
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF Sky River LLC


STATE OF Texas          )
                        )     ss.
COUNTY OF Harris        )

        On July 2, 2003, before me, L. Pinder Metz, a Notary Public in and for said County and State, personally appeared Eric D. Gadd, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ L. Pinder Metz
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF ESI Sky River Limited Partnership


STATE OF FLORIDA           )
                           )       ss.
COUNTY OF PALM BEACH       )

        On June 13, 2003, before me, Dorothy A. Graston, a Notary Public in and for said County and State, personally appeared Edward F. Tancer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ Dorothy A. Graston
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF Zond Windsystems Partners, Ltd., Series 85-A


STATE OF Texas          )
                        )       ss.
COUNTY OF Harris        )

        On July 2, 2003, before me, L. Pinder Metz, a Notary Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ L. Pinder Metz
                                           -------------------------------------
                                                 Signature of Notary Public

ACKNOWLEDGMENT OF Zond Windsystems Partners, Ltd., Series 85-B


STATE OF Texas             )
                           )       ss.
COUNTY OF Harris           )

        On _____________________, before me, ____________________, a Notary
Public in and for said County and State, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                            [SEAL]           /s/ L. Pinder Metz
                                           -------------------------------------
                                                 Signature of Notary Public